Exhibit 99.4

CBRE Capital Markets Brian Stoffers President, Capital Markets November 17, 2010

Where Are We Now? U.S. Investment Market Q310 YTD market wide sales volume down 82.8% vs. Q307 YTD peak Q310 YTD market wide sales volume up 88.4% from a year ago to $66.2 billion Lack of return in other asset classes and pension fund rebalancing are primary drivers for buyers Equity markets rebounding (at the moment) Pricing has increased by 25% from the bottom with cap rates tightening 100-150 bps for yield profile deals at 5.5% U.S. Debt Market Spreads on commercial 200+/- bps over 10-year treasury with 60-75% LTV 4-5% rate - 65-75% LTV Source: Real Capital Analytics

Where Are We Now? Buyer/Seller Public and Private REITs continue to be some of the most aggressive capital in the market Foreign capital showing interest, dollar cheap Distressed properties experiencing increased rate of workouts and note sales experiencing higher prices due to vigorous bidding The Returns -37 bps 6.7% Multi-Housing -42 bps -46 bps -173 bps Change Since Q4 2009 8.4% Industrial 7.8% Retail 7.3% Office Q3 2010 Average Cap Rates Source: Real Capital Analytics

Debt Spawns and Stalls Activity, Improving Horizon Source: Real Capital Analytics, Commercial Mortgage Alert, Data thru Q3 YTD 2010 U.S. Commercial Real Estate Transaction Volume & CMBS Issuance $ in Billions

Turning the Corner? Source: Real Capital Analytics, CBRE Econometric Advisors $ in Billions Global Transaction Activity 2010 Q3

Q3 2010 U.S. CBRE Capital Markets Activity Capital Markets Activity 200% $2.9B $8.7B Total Capital Markets Activity 177% $1.3B $3.6B Loan Origination Volume 219% $1.6B $5.1B Investment Sales Volume % Change Q3 2009 Q3 2010 Loan Servicing -7.4% $59.4B $55.0B Total Loan Servicing* * Reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate Direct Lending Production Fannie/Freddie/FHA $2.5B Year-to-Date

CBRE’s U.S. Capital Markets Activity Levels 89.6% $9.6B $18.2B Total Capital Markets Activity 88.6% $4.4B $8.3B Loan Origination Activity 90.4% $5.2B $9.9B Investment Sales Volume 400% $0.1B $0.5B Hotels 68.4% $1.9B $3.2B Multi-Housing 75.0% $0.8B $1.4B Industrial 117% $0.6B $1.3B Retail 94.4% $1.8B $3.5B Office % Chg YTD Q3 2009 YTD Q3 2010 Investment Sales Source: Investment Sales data from Real Capital Analytics, Loan Origination volume includes Loan Sales Activity

137% Institutional Properties Pipeline Source: CBRE Capital Markets New Business Wins $ in Billions

U.S. Sales Volume Buyer Composition Source: Real Capital Analytics *YTD Thru June 2010 18% 16% 17% 20% 24% 23% 16% 12% 11% 11% 7% 7% 7% 7% 7% 8% 8% 10% 19% 21% 19% 15% 9% 8% 10% 9% 14% 8% 8% 8% 6% 6% 5% 11% 17% 15% 7% 6% 7% 9% 13% 24% 9% 5% 9% 37% 42% 42% 43% 41% 34% 46% 50% 41% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2002 2003 2004 2005 2006 2007 2008 2009 2010* Private Equity Fund User/Other Public Crossborder Insitutional

Investment Sales Broker Rankings – Q3 2010 All Property Types Source: Real Capital Analytics, under $5M transactions ($ in billions)

By Capital Source U.S. Commercial & Multifamily Debt Outstanding Total $3.24 Trillion Source: Mortgage Bankers Association Q2 2010 9.2% 5.5% 9.6% 20.1% 7.9% 2.7% 45.0% Commercial Banks Life Insurance Companies Savings Institutions Agency and GSE portfolios and MBS CMBS, CDO, and other ABS issues Other State and Local Government

Delinquency Spike but Still Historically Low for Some Banks and CMBS Issues Likely to Face Highest Delinquencies Near-Term Source: MBA, ACLI, Wells Fargo, Fannie Mae, Freddie Mac, OFHEO and FDIC CMBS Commercial Banks/Thrifts Life Insurance Companies Fannie Mae Freddie Mac

Distressed Market Overview Source: RCA Troubled Assets Radar, October 2010 Distress Grows but so do Resolutions Distress Composition By Property Type $0 $50 $100 $150 $200 $250 $300 J '08 F M A M J J A S O N D J '09 F M A M J J A S O N D J '10 F M A M J J A Troubled REO Restructured Resolved

Case Studies

Case Study | TIAA-CREF Multifamily Portfolio Client: TIAA-CREF Global Real Estate Lender: CBRE’s Freddie Mac direct lending platform $273 Million Refinance 10 Class A assets located in Denver, Scottsdale, Houston, Atlanta and Herndon, VA, totaling 3,600 units

Case Study | State of California Portfolio Sale Buyer: A partnership led by Hines and Antarctica Capital Real Estate LLC Seller: State of California $2.33 Billion Portfolio of 11 office properties in San Francisco, Sacramento, Los Angeles, Santa Rosa

Global Case Study | Sheraton Mirage Resort Sale Buyer: Pearls Australasia Pty Ltd Seller: Grant Thornton (Receiver Manager) AU$62.5 Million Gold Coast, Australia International marketing campaign executed on the hotel property located in a vacation hot spot and internationally known destination

Global Case Study | DBS Towers Sale Buyer: Overseas Union Enterprise (OUE) Seller: Goldman Sachs US$662 Million (S$870.5 Million) 6 Shenton Way, Singapore Largest office investment sale in Singapore in 3 years. The property consists of two towers constructed in 1975, standing 37 stories tall

Investment Banking Business Ramping Up Opportunities in Distressed Assets (mostly Note Sales and Restructuring of Debt) Active in the Auction space In-House Multifamily Platform Expansion Picking Up Speed 2011 Initiatives